Noncontrolling Interest	12 Months Ended
Dec. 31, 2011
Noncontrolling Interest [Abstract]
Noncontrolling Interest

NOTE 11 — NONCONTROLLING INTEREST

In October 2011, we acquired a 60 percent voting equity interest in Smarsh, Inc., a privately-held company. The minority shareholder who holds the remaining 40 percent noncontrolling interest was granted the right to require us to purchase half of the 40 percent noncontrolling interest from the first anniversary until the fifth anniversary of the acquisition date. The maximum redemption value payable by us in that case would be $22 million. The put right is embedded in the shares owned by the minority shareholder and is not freestanding. This 20 percent noncontrolling interest is accounted for as redeemable noncontrolling interest because redemption is outside our control. As such, the redeemable noncontrolling interest is reported in the mezzanine section as temporary equity in our consolidated balance sheets. The remaining 20 percent noncontrolling interest is presented within total equity in our consolidated balance sheets. Noncontrolling interest that is redeemable at other than fair value is recorded at the higher of its carrying amount or redemption value as if the end of the reporting period was the redemption date. As of December 31, 2011, the carrying amount of the redeemable noncontrolling interest was increased to the redemption value of $22 million. The increase of $8.2 million was recorded in net loss attributable to noncontrolling interest, thereby directly affecting net income attributable to Quest Software, Inc. Net income per share is calculated based on net income attributable to Quest Software, Inc. stockholders.